Share Of Income / (Loss) Of Joint Ventures (Tables)	6 Months Ended
Jun. 30, 2019
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Summary of Share of Income/ Loss of Joint Ventures

Unaudited Interim Consolidated Income Statement for the three months and six months ended June 30, 2018 of the relevant entity in accordance with the Group accounting principles and not the Company’s share of those amounts:

(in millions of Euros)	Three months ended June 30, 2018	Six months ended June 30, 2018
Revenue	72	118
Cost of sales	(82)	(141)
Selling and administrative expenses	(2)	(5)

Loss from operations	(12)	(28)

Finance costs (A)	(5)	4

Net loss	(17)	(24)

(A)	Finance costs include a €12 million gain related to the shareholders’ loan modification for the six months ended June 30, 2018.